UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 20, 2016

AmeriGas Partners, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13692	23-2787918
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

460 No. Gulph Road

King of Prussia, Pennsylvania 19406

(Address of principal executive offices) (Zip code)

(610) 337-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Contingent Residual Support Agreement

On June 20, 2016, AmeriGas Partners, L.P. (the “Partnership”) entered into an Amendment to the Contingent Residual Support Agreement (the “CRSA Amendment”), with Energy Transfer Partners, L.P., a Delaware limited partnership (“ETP”), AmeriGas Finance LLC, a Delaware limited liability company (“Finance Company”), AmeriGas Finance Corp., a Delaware corporation (“Finance Corp.”) and UGI Corporation, a Pennsylvania corporation (“UGI”). Finance Company, Finance Corp. and the Partnership may hereinafter be referred to collectively as the “AmeriGas Parties”.

Under the Indenture dated January 12, 2012 (the “January 2012 Indenture”), by and among Finance Company and Finance Corp., the Partnership, as guarantor, and U.S. Bank National Association, as trustee, Finance Company and Finance Corp. issued $1.55 billion of senior notes comprised of two tranches consisting of $550 million that mature on May 20, 2020 (the “6.75% Notes”) and $1 billion that mature on May 20, 2022 (the “7.00% Notes”). The 6.75% Notes and the 7.00% Notes are referred to collectively as the “Senior Notes.” On January 12, 2012, the AmeriGas Parties, UGI, and ETP (together, the “CRSA Parties”) entered into the Contingent Residual Support Agreement (the “CRSA”), relating to the contingent residual support (the “Support”) that ETP agreed to provide to Finance Company in furtherance of Finance Company’s loan to the Partnership of $1.5 billion (the “Initial Supported Debt”) and setting forth, among other things, terms and conditions under which the Initial Supported Debt and the Senior Notes may be refinanced. The terms of the CRSA were described in and attached to the Partnership’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 11, 2012.

On June 20, 2016, the CRSA Parties entered into the CRSA Amendment in connection with (i) the AmeriGas Parties’ desire to purchase all of the outstanding 6.75% Notes through a tender offer for cash, subject to market and other conditions (the “6.75% Notes Tender Offer”), or through a call made pursuant to the terms of the January 2012 Indenture (the “6.75% Notes Call”) and (ii) the issuance of the New Notes (as defined in Item 7.01 below). Pursuant to the CRSA Amendment, the CRSA Parties have agreed to terminate their respective obligations under the CRSA relating to those 6.75% Notes that are properly tendered in the 6.75% Notes Tender Offer and the respective obligations of the CRSA Parties under the CRSA relating to those 6.75% Notes that Finance Company and Finance Corp. properly redeem pursuant to the 6.75% Notes Call. Under the CRSA Amendment, promptly following the completion of each of the 6.75% Notes Tender Offer and any call, the AmeriGas Parties are required to advise ETP of the amount by which the Support is decreased, such amount to be equivalent to the principal amount of the 6.75% Notes. The New Notes will not be subject to the CRSA.

The foregoing description of the CRSA Amendment is qualified in its entirety by reference to the CRSA Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Amendment to Credit Agreement

On June 18, 2014, AmeriGas Propane, L.P. (the “Operating Partnership”), a Delaware limited partnership and the operating partnership of the Partnership, entered into an Amended and Restated Credit Agreement (the “Credit Agreement”), by and among the Operating Partnership, as Borrower, AmeriGas Propane, Inc. (the “General Partner”), the general partner of the Partnership and the Operating Partnership, as a Guarantor thereunder, Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender, and Issuing Lender, Wells Fargo Securities, LLC, as Sole Lead Arranger and Sole Book Manager, Credit Suisse, AG, Cayman Islands Branch, JPMorgan Chase Bank, N.A., Citizens Bank of Pennsylvania, PNC Bank, National Association, Branch Banking and Trust Company, Citibank, N.A., The Bank of New York Mellon, Bank of America, N.A., Manufactures and Traders Trust Company, Santander Bank, N.A., TD Bank, N.A. and the other financial institutions from time to time party thereto (the “Lenders”). The terms of the Credit Agreement were described in and attached to the Partnership’s Current Report on Form 8-K filed with the Commission on June 18, 2014. All capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

On June 20, 2016, the parties to the Credit Agreement entered into Amendment No. 1 to Credit Agreement (the “First Credit Agreement Amendment”), to provide that, for the quarter ending June 30, 2016 only, in the event the high yield debt issuance for the New Notes is successfully launched and the tender offer for the Existing Notes (as defined in Item 7.01 below) is commenced prior to June 27, 2016, for purposes of calculating the Partnership’s Consolidated MLP Total Leverage Ratio (which, as of any date of determination, is the ratio of Consolidated Total Indebtedness of MLP and its Subsidiaries on such date to Consolidated EBITDA of MLP and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date), Consolidated Total Indebtedness shall only include the outstanding principal amount of the New Notes to the extent the outstanding principal amount of the New Notes exceeds the sum of, without duplication, (i) the principal amount of the Existing Notes tendered by the respective holders thereof to the Borrower for payment in full, together with accrued interest thereon, promptly following the issuance of the New Notes, and (ii) the principal sum of the Existing Notes that are not so tendered, but have been irrevocably called for redemption pursuant to the terms of the relevant Indenture for payment in full, together with accrued interest thereon, promptly following the issuance of the New Notes.

The foregoing description of the First Credit Agreement Amendment is qualified in its entirety by reference to the First Credit Agreement Amendment, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On June 20, 2016, the Parties entered into the CRSA Amendment to terminate certain obligations under the CRSA, as described in Item 1.01 above under the caption “Amendment to Contingent Residual Support Agreement.”

Item 7.01	Regulation FD Disclosure.

On June 20, 2016, the Partnership issued a press release announcing the Partnership’s intention to offer, subject to market and other conditions, $1.350 billion of senior notes due 2024 (the “2024 Notes”) and senior notes due 2026 (the “2026 Notes” and, together with the 2024 Notes, the “New Notes”). The New Notes will be issued pursuant to an indenture to be entered into among the Partnership and Finance Corp., as issuers, and U.S. Bank National Association, as Trustee. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Also on June 20, 2016, the Partnership issued a press release announcing tender offers to purchase for cash any and all of the (i) $450,000,000 outstanding principal amount of the 6.25% Senior Notes due 2019 (the “6.25% Notes”) originally issued by the Partnership and Finance Corp., (ii) $550,000,000 outstanding principal amount of the 6.75% Notes, and (iii) $270,001,000 outstanding principal amount of the 6.50% Senior Notes due 2021 (the “2021 Notes” and, together with the 6.25% Notes and 6.75% Notes, the “Existing Notes”) originally issued by the Partnership and Finance Corp. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment to Contingent Residual Support Agreement dated June 20, 2016, among Energy Transfer Partners, L.P., AmeriGas Finance LLC, AmeriGas Finance Corp., AmeriGas Partners, L.P., and for certain limited purposes only, UGI Corporation.

10.2	Amendment No. 1 dated as of June 20, 2016 to Amended and Restated Credit Agreement dated June 18, 2014 by and among AmeriGas Propane, L.P., as Borrower, AmeriGas Propane, Inc., as Guarantor, Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender, and Issuing Lender, Wells Fargo Securities, LLC, as Sole Lead Arranger and Sole Book Manager, Credit Suisse, AG, Cayman Islands Branch, JPMorgan Chase Bank, N.A., Citizens Bank of Pennsylvania, PNC Bank, National Association, Branch Banking and Trust Company, Citibank, N.A., The Bank of New York Mellon, Bank of America, N.A., Manufactures and Traders Trust Company, Santander Bank, N.A., TD Bank, N.A. and the other financial institutions from time to time party thereto.

99.1	Press Release dated June 20, 2016 announcing the Notes offering.

99.2	Press Release dated June 20, 2016 announcing the tender offers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

June 20, 2016	By:	/s/ Hugh J. Gallagher
		Name:	Hugh J. Gallagher
		Title:	Vice President - Finance and Chief Financial
Officer of AmeriGas Propane, Inc., the
general partner of AmeriGas Partners, L.P.

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to Contingent Residual Support Agreement dated June 20, 2016, among Energy Transfer Partners, L.P., AmeriGas Finance LLC, AmeriGas Finance Corp., AmeriGas Partners, L.P., and for certain limited purposes only, UGI Corporation.

10.2	Amendment No. 1 dated as of June 20, 2016 to Amended and Restated Credit Agreement dated June 18, 2014, among AmeriGas Propane, L.P., as Borrower, AmeriGas Propane, Inc., as Guarantor, Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender, and Issuing Lender, Wells Fargo Securities, LLC, as Sole Lead Arranger and Sole Book Manager, Credit Suisse, AG, Cayman Islands Branch, JPMorgan Chase Bank, N.A., Citizens Bank of Pennsylvania, PNC Bank, National Association, Branch Banking and Trust Company, Citibank, N.A., The Bank of New York Mellon, Bank of America, N.A., Manufactures and Traders Trust Company, Santander Bank, N.A., TD Bank, N.A. and the other financial institutions from time to time party thereto.

99.1	Press Release dated June 20, 2016 announcing the Notes offering.

99.2	Press Release dated June 20, 2016 announcing the tender offers.